Exhibit 99.15
EXECUTION VERSION
CONFIRMATION

To:	JJ Media Investment Holding Limited
c/o Focus Media Holding Limited
28-30 /F, Zhao Feng World Trade Building
369 Jiangsa Road
Shanghai 200050
People’s Republic of China

From:	Goldman Sachs International

Subject:	Capped Call Transaction 1

Ref. No:	SDB1631930669

Date:	September 7, 2010
     The purpose of this Confirmation is to confirm the terms and conditions of the Transaction entered into between Goldman Sachs International (“GSI”) and JJ Media Investment Holding Limited (“Counterparty”) (together, the “Contracting Parties”) on the Trade Date specified below. This Confirmation is a binding contract between GSI and Counterparty as of the relevant Trade Date for the Transaction referenced below.
1. This Confirmation supplements, forms part of, and is subject to the Master Confirmation dated as of September 7, 2010 (the “Master Confirmation”) between the Contracting Parties, as amended and supplemented from time to time. All provisions contained in the Master Confirmation govern this Confirmation except as expressly modified below.
2. The terms of the Transaction to which this Confirmation relates are as follows:

Trade Date:	September 7, 2010

Effective Date:	September 13, 2010

Number of Options:	3,366,680, subject to adjustment pursuant to the provisions of the Confirmation.

Premium:	USD[***]

Hedge Reference Price:	USD19.2500

Strike Price:	USD[***]

Cap Price:	USD[***]

Strike Price Percentage:	[***]%

Cap Price Percentage:	[***]%

Final Disruption Date:	September 13, 2011

***	Certain confidential information contained in this document, marked by brackets and asterisks, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

For each Component of the Transaction, the Component Number of Options and scheduled Expiration Date are set forth below:

Component Number of
Component Number	Options	Expiration Date
[***]	[***]	[***]
3. This Confirmation may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Confirmation by signing and delivering one or more counterparts.

Counterparty hereby agrees (i) to check this Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (ii) to confirm that the foregoing (in the exact form provided by GSI) correctly sets forth the terms of the agreement between GSI and Counterparty with respect to this Transaction, by manually signing this Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Equity Derivatives Documentation Department, Facsimile No. 212-428-1980/1983.

Yours faithfully, GOLDMAN SACHS INTERNATIONAL
By:	/s/ Simon Hall
	Name:	Simon Hall
	Title:	Executive Director

Agreed and Accepted By:

JJ MEDIA INVESTMENT HOLDING LIMITED
By:	/s/ Jason Nanchun Jiang
	Name:	Jason Nanchun Jiang
	Title:	Sole Director

EXECUTION VERSION
CONFIRMATION

To:	JJ Media Investment Holding Limited
c/o Focus Media Holding Limited
28-30 /F, Zhao Feng World Trade Building
369 Jiangsa Road
Shanghai 200050
People’s Republic of China

From:	Goldman Sachs International

Subject:	Capped Call Transaction 2

Ref. No:	SDB1631930669

Date:	September 7, 2010
     The purpose of this Confirmation is to confirm the terms and conditions of the Transaction entered into between Goldman Sachs International (“GSI”) and JJ Media Investment Holding Limited (“Counterparty”) (together, the “Contracting Parties”) on the Trade Date specified below. This Confirmation is a binding contract between GSI and Counterparty as of the relevant Trade Date for the Transaction referenced below.
1. This Confirmation supplements, forms part of, and is subject to the Master Confirmation dated as of September 7, 2010 (the “Master Confirmation”) between the Contracting Parties, as amended and supplemented from time to time. All provisions contained in the Master Confirmation govern this Confirmation except as expressly modified below.
2. The terms of the Transaction to which this Confirmation relates are as follows:

Trade Date:	September 7, 2010

Effective Date:	September 13, 2010

Number of Options:	3,366,660, subject to adjustment pursuant to the provisions of the Confirmation.

Premium:	USD[***]

Hedge Reference Price:	USD19.2500

Strike Price:	USD[***]

Cap Price:	USD[***]

Strike Price Percentage:	[***]%

Cap Price Percentage:	[***]%

Final Disruption Date:	September 13, 2011

***	Certain confidential information contained in this document, marked by brackets and asterisks, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

For each Component of the Transaction, the Component Number of Options and scheduled Expiration Date are set forth below:

Component Number of
Component Number	Options	Expiration Date
[***]	[***]	[***]
3. This Confirmation may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Confirmation by signing and delivering one or more counterparts.

Counterparty hereby agrees (i) to check this Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (ii) to confirm that the foregoing (in the exact form provided by GSI) correctly sets forth the terms of the agreement between GSI and Counterparty with respect to this Transaction, by manually signing this Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Equity Derivatives Documentation Department, Facsimile No. 212-428-1980/1983.

Yours faithfully, GOLDMAN SACHS INTERNATIONAL
By:	/s/ Simon Hall
	Name:	Simon Hall
	Title:	Executive Director

Agreed and Accepted By:

JJ MEDIA INVESTMENT HOLDING LIMITED
By:	/s/ Jason Nanchun Jiang
	Name:	Jason Nanchun Jiang
	Title:	Sole Director

EXECUTION VERSION
CONFIRMATION

To:	JJ Media Investment Holding Limited
c/o Focus Media Holding Limited
28-30 /F, Zhao Feng World Trade Building
369 Jiangsa Road
Shanghai 200050
People’s Republic of China

From:	Goldman Sachs International

Subject:	Capped Call Transaction 3

Ref. No:	SDB1631930669

Date:	September 7, 2010
     The purpose of this Confirmation is to confirm the terms and conditions of the Transaction entered into between Goldman Sachs International (“GSI”) and JJ Media Investment Holding Limited (“Counterparty”) (together, the “Contracting Parties”) on the Trade Date specified below. This Confirmation is a binding contract between GSI and Counterparty as of the relevant Trade Date for the Transaction referenced below.
1. This Confirmation supplements, forms part of, and is subject to the Master Confirmation dated as of September 7, 2010 (the “Master Confirmation”) between the Contracting Parties, as amended and supplemented from time to time. All provisions contained in the Master Confirmation govern this Confirmation except as expressly modified below.
2. The terms of the Transaction to which this Confirmation relates are as follows:

Trade Date:	September 7, 2010

Effective Date:	September 13, 2010

Number of Options:	3,366,660, subject to adjustment pursuant to the provisions of the Confirmation.

Premium:	USD[***]

Hedge Reference Price:	USD19.2500

Strike Price:	USD[***]

Cap Price:	USD[***]

Strike Price Percentage:	[***]%

Cap Price Percentage:	[***]%

Final Disruption Date:	September 13, 2011

***	Certain confidential information contained in this document, marked by brackets and asterisks, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

For each Component of the Transaction, the Component Number of Options and scheduled Expiration Date are set forth below:

Component Number of
Component Number	Options	Expiration Date
[***]	[***]	[***]
3. This Confirmation may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Confirmation by signing and delivering one or more counterparts.

Counterparty hereby agrees (i) to check this Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (ii) to confirm that the foregoing (in the exact form provided by GSI) correctly sets forth the terms of the agreement between GSI and Counterparty with respect to this Transaction, by manually signing this Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Equity Derivatives Documentation Department, Facsimile No. 212-428-1980/1983.

Yours faithfully, GOLDMAN SACHS INTERNATIONAL
By:	/s/ Simon Hall
	Name:	Simon Hall
	Title:	Executive Director

Agreed and Accepted By:
JJ MEDIA INVESTMENT HOLDING LIMITED

By:	/s/ Jason Nanchun Jiang
	Name:	Jason Nanchun Jiang
	Title:	Sole Director